UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 4, 2021
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

LightPath Technologies, Inc.
Form 8-K

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2021, the Board of Directors (the “Board”) of LightPath Technologies, Inc. (the “Company,” “we,” “us,” or “our”) appointed Steven Eric Creviston to serve on the Board effective immediately. Mr. Creviston was appointed to fill a vacancy created by Dr. Steven Brueck’s recent retirement. Mr. Creviston will serve as a Class II director. We expect that Mr. Creviston will be nominated for election by our stockholders with our other Class II directors at our annual stockholders’ meeting proposed to be held in fiscal 2022.

The Board evaluated Mr. Creviston’s independence in accordance with the independence standards for directors set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules (the “Nasdaq Standards”), and affirmatively determined that Mr. Creviston qualifies as an independent director. Mr. Creviston has been appointed to serve on the Compensation and Finance Committees.

Mr. Creviston, age 56, received a Master’s degree in Electrical and Electronics Engineering from the University of Illinois. He has served as Corporate Vice President and President of Mobile Products for Qorvo Inc. (“Qorvo”) since January 2015. Prior to that, he served as the Corporate Vice President and President of Cellular Products Group for RF Micro Devices, Inc. (“RFMD”) from August 2007 to January 2015. From May 2002 to August 2007, he served as Corporate Vice President of Cellular Products Group (previously known as Wireless Products until 2004), for RFMD. Mr. Creviston’s previous experience in various leadership roles in Qorvo and RFMD will provide invaluable knowledge to our Board with respect to assessing our business strategies, evaluating operating performance, assessing risks, and evaluating potential merger and acquisition opportunities, all of which qualify him for service as one of our directors.

There is no arrangement or understanding between Mr. Creviston and any other person pursuant to which Mr. Creviston was appointed as one of our directors.

Mr. Creviston will be compensated for his service on our Board as generally described for all directors in our Proxy Statement for our fiscal 2021 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 30, 2020.

A press release announcing Mr. Creviston’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: March 9, 2021	By:	/s/ Donald O. Retreage, Jr.
Donald O. Retreage, Jr., Chief Financial Officer